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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): FEBRUARY 3, 1999



                        NEW PLAN EXCEL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)


            MARYLAND                   1-12244                33-0160389
  (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)             File Number)       Identification Number)


1120 AVENUE OF THE AMERICAS, 12TH FLOOR
           NEW YORK, NEW YORK                                   10036
(Address of principal executive offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 869-3000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                        NEW PLAN EXCEL REALTY TRUST, INC.

ITEM 5.    OTHER EVENTS

           On February 3, 1999, the Company entered into a Distribution Agreement with New Plan Realty Trust, a wholly owned subsidiary of the Company, and Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Prudential Securities Incorporated, as agents, in connection with the establishment of a medium-term notes program pursuant to which the Company may issue and sell up to $500,000,000 of its debt securities entitled "Medium-Term Notes Due Nine Months or More from Date of Issue." The closing related to the consummation of the Distribution Agreement is expected to occur on February 3, 1999. A copy of the Distribution Agreement is filed as an exhibit to this report.

ITEM 7.    EXHIBITS

           The Exhibits listed below relate to the Registration Statement on Form S-3 (No. 333-67511) of the Company and are filed herewith for incorporation by reference in such Registration Statement.

   1.1 Distribution Agreement, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Prudential Securities Incorporated

   4.1 Indenture, dated as of February 3, 1999, by and among New Plan Excel Realty Trust, Inc., New Plan Realty Trust and State Street Bank and Trust Company

   4.2     Form of Fixed Rate Note

   4.3     Form of Floating Rate Note

   5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of the notes related to the Distribution Agreement

   23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

   25.1    Statement of Eligibility of Trustee on Form T-1


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW PLAN EXCEL REALTY TRUST, INC.

Date: February 3, 1999                 By: /s/ STEVEN F. SIEGEL
                                          --------------------------------------
                                          Steven F. Siegel
                                          Senior Vice President, General Counsel
                                           and Assistant Secretary






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                                  EXHIBIT INDEX

 Exhibit                                Document
 -------                                --------
   1.1     Distribution Agreement, dated as of February 3, 1999, by and among
           New Plan Excel Realty Trust, Inc., New Plan Realty Trust and Salomon
           Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce,
           Fenner & Smith Incorporated, Morgan Stanley Incorporated and
           Prudential Securities Incorporated

   4.1     Indenture, dated as of February 3, 1999, by and among New Plan Excel
           Realty Trust, Inc., New Plan Realty Trust and State Street Bank and
           Trust Company

   4.2     Form of Fixed Rate Note

   4.3     Form of Floating Rate Note

   5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of the notes related to the Distribution Agreement

   23.1    Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

   25.1    Statement of Eligibility of Trustee on Form T-1